Exhibit 99.2

DEBTOR:	PRB Energy, Inc.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER: 08-12658

Form 2-A

COVER SHEET

For Period Ending March 31, 2008

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:		Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document	Previously
Attached	Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	4.8.08	Print Name: W.F.Hayworth

		Signature:	/s/ W.F.Hayworth

		Title:	President & CEO

				Rev. 01/01/08

DEBTOR:	PRB Energy, Inc.	CASE NO:	08-12658 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	3/6/2008 0:00	to	3/31/2008 0:00

CASH FLOW SUMMARY	Current
	Month		Accumulated

1. Beginning Cash Balance	$1,228,103.19	(1)	$0.00	(1)

2. Cash Receipts
Operations	0.00		0.00
Sale of Assets	0.00		0.00
Loans/advances	0.00		0.00
Other	383.04		0.00

Total Cash Receipts	$383.04		$0.00

3. Cash Disbursements
Operations	115,659.26		0.00
Debt Service/Secured loan payment	0.00		0.00
Professional fees/U.S. Trustee fees	0.00		0.00
Other	0.00		0.00

Total Cash Disbursements	$115,659.26		$0.00

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(115,276.22)		0.00

5 Ending Cash Balance (to Form 2-C)	$1,112,826.97	(2)	$0.00	(2)
($1,022,028 of this is a restricted CD)

CASH BALANCE SUMMARY			Book

	Financial Institution	Balance

Petty Cash		$0.00

DIP Operating Account	Colorado State Bank	4,621.62
DIP Operating Account	Colorado State Bank	130,102.16

DIP State Tax Account		0.00

DIP Payroll Account		0.00

Other Operating Account	Colorado State Bank	(94,128.94)
Other Operating Account	United Bank - Gillette	23.76
Other Interest-bearing Account	Colorado State Bank	1,022,208.37

TOTAL (must agree with Ending Cash Balance above)		$1,062,826.97	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2) All cash balances should be the same.	Rev. 01/01/08

DEBTOR:	PRB Energy, Inc.	CASE NO:	08-12658 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 03/06/08 to 03/31/08

CASH RECEIPTS DETAIL	Account No: 8092000471
(attach additional sheets as necessary)

Date	Payer	Description		Amount
			$
3/26/2008 0:00	Dept of Treasury	Refund of Penalty Fees		383.04

		Total Cash Receipts		$383.04	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1				Page 2 of 3
				Rev. 01/01/08

DEBTOR:	PRB Energy, Inc.	CASE NO:	08-12658 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	3/6/2008 0:00	to	3/31/2008 0:00

CASH DISBURSEMENTS DETAIL	Account No: 8092000471
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)		Amount
				$
3/8/2008 0:00	Wire	About Face Business Forms	Check Order		903.04
3/26/2008 0:00	7500	Anthony Campbell	Cash for Truck Fuel		2,000.00
3/26/2008 0:00	7501	Kachina Energy	Contract Labor		10,000.00
3/26/2008 0:00	7502	GMAC	Vehicle Payment		932.50
3/26/2008 0:00	7503	Standard Parking	Building Tenant Parking		1,050.00
3/26/2008 0:00	7504	VOID			0.00
3/26/2008 0:00	7505	Geller Group	401K Employee Cancellations		200.00
3/26/2008 0:00	7506	Principal Life Insurance	Dental Insurance		1,392.49
3/28/2008 0:00	7507	Anthem Blue Cross	Medical Insurance		16,837.86
3/28/2008 0:00	7508	Corporate Stock Transfer	SEC Filings		2,400.00
3/28/2008 0:00	7509	Campbell County Treasurer	Truck Tag		409.44
3/28/2008 0:00	7510	Principal Life Insurance	PRB Building Rent		10,636.09
3/21/2008 0:00	Wire	PayCom	3/21/08 Payroll		68,897.84

		Total Cash Disbursements			$115,659.26	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1					Page 3 of 3

					Rev. 01/01/08

DEBTOR:	PRB Energy, Inc.	CASE NO:	08-12658 ABC

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:	March 31, 2008

		Current	Petition
		Month	Date (1)
ASSETS
Current Assets:
Cash (from Form 2-B, line 5) ($1,022,028 is Restricted CD)		$1,062,774.97	$1,062,774.97
Accounts Receivable (from Form 2-E) (Intercompany Receivable)		31,299,477.84	31,299,477.84
Receivable from Officers, Employees, Affiliates		0.00	0.00
Inventory		0.00	0.00
Other Current Assets :(List)	Prepaid Expenses (Insurance Payment)	131,009.92	131,009.92
		0.00	0.00

Total Current Assets		$32,493,262.73	$32,493,262.73

Fixed Assets:			0.00
Equipment, Furniture and Fixtures		$756,756.24	$756,756.24
Building		0.00	0.00
Equipment, Furniture and Fixtures		0.00	0.00

Total Fixed Assets		756,756.24	756,756.24
Less: Accumulated Depreciation		(409,287.85)	(409,287.85)

Net Fixed Assets		$347,468.39	$347,468.39

Other Assets (List):	Debt issuance	2,225,068.69	2,225,068.69
Accum Amort of Debt issuance		(1,720,926.37)	(1,720,926.37)
	Other long term	14,818.91	14,818.91

TOTAL ASSETS		$33,359,692.35	$33,359,692.35

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$30,854.31	$0.00
Post-petition Accrued Profesional Fees (from Form 2-E)		0.00	0.00
Post-petition Taxes Payable (from Form 2-E)		0.00	0.00
Post-petition Notes Payable		0.00	0.00
Other Post-petition Payable(List):		0.00	0.00
		0.00	0.00

Total Post Petition Liabilities		$30,854.31	$0.00

Pre Petition Liabilities:
Secured Debt		15,303,433.80	0.00
Priority Debt		0.00	0.00
Unsecured Debt		22,209,406.21	0.00

Total Pre Petition Liabilities		$37,512,840.01	$0.00

TOTAL LIABILITIES		$37,543,694.32	$0.00

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		$25,599,097.08	$0.00
Retained Earnings - Prepetition		(28,914,030.62)	0.00
Retained Earnings - Post-petition		(869,068.43)	0.00

TOTAL OWNERS’ EQUITY		$(4,184,001.97)	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY		$33,359,692.35	$0.00

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values	Page 1 of 1
	listed on the Debtor’s schedules.	Rev. 01/01/08

DEBTOR:	PRB Energy, Inc.	CASE NO:	08-12658 ABC

Form 2-D

PROFIT AND LOSS STATEMENT

For Period	3/6/2008 0:00	to	3/31/2008 0:00

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0.00	$0.00
Less: Discounts, Returns and Allowances	(0.00)	(0.00)

Net Operating Revenue	$0.00	$0.00

Cost of Goods Sold	0.00	0.00

Gross Profit	$0.00	$0.00

Operating Expenses
Officer Compensation	$33,949.84	$0.00
Selling, General and Administrative	222,944.95	0.00
Rents and Leases	11,611.00	0.00
Depreciation, Depletion and Amortization	16,317.42	0.00
Other (list):	0.00	0.00
	0.00	0.00

Total Operating Expenses	$284,823.21	$0.00

Operating Income (Loss)	$(284,823.21)	$0.00

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0.00	$0.00
Gains (Losses) on Sale of Assets	19.57	0.00
Interest Income	1,580.88	0.00
Interest Expense (Accrual on Debentures & Noteholders)	(585,845.66)	0.00
Other Non-Operating Income	0.00	0.00

Net Non-Operating Income or (Expenses)	$(584,245.22)	$0.00

Reorganization Expenses
Legal and Professional Fees	$0.00	$0.00
Other Reorganization Expense	0.00	0.00

Total Reorganization Expenses	$0.00	$0.00

Net Income (Loss) Before Income Taxes	$(869,068.43)	$0.00

Federal and State Income Tax Expense (Benefit)	0.00	0.00

NET INCOME (LOSS)	$(869,068.43)	$0.00

(1)	Accumulated Totals include all revenue and expenses since the petition date.	Page 1 of 1
Rev. 01/01/08

DEBTOR:	PRB Energy, Inc.	CASE NO:	08-12658 ABC

Form 2-E

SUPPORTING SCHEDULES

For Period:	3/6/2008 0:00	to	3/31/2008 0:00

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0.00	$9,785.00	$9,785.00			$0.00
State	0.00	2,221.00	2,221.00			0.00

FICA Tax Withheld	0.00	4,156.00	4,156.00			0.00

Employer’s FICA Tax	0.00	4,156.00	4,156.00			0.00

Unemployment Tax
Federal	0.00	0.00	0.00			0.00
State	0.00	100.00	100.00			0.00

Sales, Use &
Excise Taxes	0.00	0.00	0.00			0.00

Property Taxes	0.00	0.00	0.00			0.00

Accrued Income Tax:
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00

TOTALS	$0.00	$20,418.00	$20,418.00			$0.00

(1)  For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers’ Compensation	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

General Liability	IMA Insurance	$2,000,000	2/17/2009 0:00	$5/17/2008 0:00

Property (Fire, Theft)	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Vehicle	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): D&O Liability	IMA Insurance	$5,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): Pollustion	IMA Insurance	$2,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): Umbrella	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Rev. 01/01/08

DEBTOR:	PRB Energy, Inc.	CASE NO:	08-12658 ABC

Form 2-E

SUPPORTING SCHEDULES

For Period: March 6, 2008 to March 31, 2008

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$-31,771.58	$30,854.31
30 to 60 days	0.00	0.00
61 to 90 days	0.00	0.00
91 to 120 days	0.00	0.00
Over 120 days	0.00	0.00

Total Post Petition	-31,771.58

Pre Petition Amounts (Intercompany Receivable)	31,331,249.42

Total Accounts Receivable	$31,299,477.84
Less: Bad Debt Reserve	0.00
Net Accounts Receivable (to Form 2-C)	$31,299,477.84

	Total Post Petition
	Accounts Payable	$30,854.31

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$0	$0	$0		$0
Counsel for Unsecured					0
Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other: _______________	0	0	0		0
Total	$0	$0	$0		$0

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Bill Hayworth	CEO - President	Salary	$11,923.08
Mike Purfield	COO - Director of Engineering	Salary	7,630.77
Rick Lawler	V.P. Finance	Salary	5,769.23
Paul Ritzdorf	V.P. Business Development	Salary	5,384.62

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.	Page 2 of 2
Rev. 01/01/08

DEBTOR:	PRB Energy, Inc.	CASE NO:	08-12658 ABC

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended: Marc	h 31, 2008

		Cash		Quarterly		Date
Month	Year	Disbursements **		Fee Due	Check No.	Paid

January		$0.00
February		0.00
March	2008	115,659.26

TOTAL 1st Quarter		$115,659.26		$975	7532	4/14/2008 0:00

April		$0
May		0
June		0

TOTAL 2nd Quarter		$0	$

July		$0
August		0
September		0

TOTAL 3rd Quarter		$0	$

October		$0
November		0
December		0

TOTAL 4th Quarter		$0	$

FEE SCHEDULE
Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999........................	$325	$1,000,000 to $1,999,999..............	$6,500
$15,000 to $74,999...............	$650	$2,000,000 to $2,999,999..............	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999..............	$10,400
$150,000 to $224,999...........	$1,625	$5,000,000 to $14,999,999............	$13,000
$225,000 to $299,999...........	$1,950	$15,000,000 to $29,999,999..........	$20,000
$300,000 to $999,999...........	$4,875	$30,000,000 or more......................	$30,000

*      This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**     Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Page 1 of 1
Rev. 01/01/08